UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 23, 2025

ONCOTELIC THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21990	13-3679168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29397 Agoura Road, Suite 107

Agoura Hills, CA 91301

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code

(650) 635-7000

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbols	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 23, 2025, Oncotelic Therapeutics, Inc. (the “Company”) announced that Dr. Vuong Trieu, CEO of the Company presented a talk titled “Transforming Growth Factor Beta 2 in Aging, Cancer, Lupus, and Immuno-Oncology: A Convergence of Disease Pathways and Therapeutic Potential” at the 5th Symposium on World Cancer Research (SWCR) 2025. A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Further, on March 25, 2025, the Company issued a press release announcing the presentation, as well as the successful results of a Phase 1 clinical trial of OT-101 and recombinant IL-2 (aldesleukin), a copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Forward-Looking Statements

This document contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication regarding strategy, future operations, future financial position, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this communication, the words “will,” “may,” “would,” “approximate,” “expect,” “intend,” and similar expressions and their variants, as they relate to the Company, identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements relating to the expected start and the success of the subsequent planned clinical trials for OT-101 and IL2. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including the risk factors included in the Company’s most recent Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer.

The information in Section 8.01 of this Current Report on Form 8-K, including the information set forth in Exhibit 10.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Presentation
99.2	Press Release dated March 25, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oncotelic Therapeutics, Inc.

Date: March 25, 2025	By:	/s/ Vuong Trieu
Vuong Trieu

-3-